                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 9, 2001
                                                        ------------------


                        ACTIVE LINK COMMUNICATIONS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Commission file number:  0-30220

                        Colorado                                                   84-0917382
--------------------------------------------------------------        ------------------------------------
(State or other jurisdiction of incorporation or organization)        (I.R.S. Employer Identification No.)

7388 South Revere Parkway,  Suite 1000, Englewood,  Colorado                          80112
--------------------------------------------------------------        ------------------------------------
         (Address of principal executive offices)                                   (Zip Code)

                                 (303) 721-8200
              -----------------------------------------------------
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

A Corporate press release was issued on November 9, 2001 announcing the completion of the Company's merger with Mobility Concepts, Inc. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)      Exhibits

           99.1     Press release dated November 9, 2001.


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Active Link Communications, Inc.
                                    --------------------------------
                                    (Registrant)


Date: November 9, 2001              /s/ David E. Welch
      ----------------              --------------------------------------------
                                    David E. Welch
                                    Vice President and Chief Financial Officer

                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER            DESCRIPTION
  -------           -----------
     99.1           Press release dated November 9, 2001.